ANALYTIC FUNDS
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                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

         ANALYTIC FUNDS
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         Analytic Defensive Equity Fund
         Analytic Enhanced Equity Fund
         Analytic Master Fixed Income Fund
         Analytic Short-Term Government Fund

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ANALYTIC FUNDS
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TABLE OF CONTENTS
Message to Shareholders                                           3
Management Discussion and Analysis
-------------------------------------------------------------------
      Analytic Defensive Equity Fund                              4
      Analytic Enhanced Equity Fund                               6
      Analytic Master Fixed Income Fund                           8
      Analytic Short-Term Government Fund                        10

Report of Independent Accountants                                12
Statements of Net Assets                                         13
Statements of Operations                                         19
Statements of Changes in Net Assets                              20
Financial Highlights                                             22
Notes to Financial Statements                                    24
Notice to Shareholders                                           28

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ANALYTIC FUNDS
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MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

We are pleased to send you the Analytic Funds Annual report for the year ended December 31, 1998. We appreciate your loyalty and support in this year of transition.

ANALYTIC FUNDS PERFORMANCE
This was a banner year for our two equity mutual funds. The Defensive Equity Fund outperformed the S&P 500 Index returning 28.89% without the impact of a sales charge (21.45% had a sales charge been paid) versus a return of 28.60% for the S&P. This was an unexpected accomplishment for this otherwise defensive program. We generally do not anticipate exceptional performance from the Defensive Equity Fund during strong bull markets, since the hedging program tends to limit upside participation after a certain point. The strength of our equity selection within the Defensive Equity Fund, however, outweighed the limiting impact of our hedging activities.

The Enhanced Equity Fund continued to perform well in 1998. The total return for the Enhanced Equity Fund in 1998 was 37.82% without the impact of a sales charge (29.96% had a sales charge been paid), easily beating the S&P 500's 28.60% return over the same period. Returns of the Enhanced Equity Fund were consistent as well, and did not result from a single event: the Fund outperformed the S&P 500 in 10 of the 12 months of 1998, and managed to weather the summer market correction in the stock market without significant added volatility.

With their strong returns in 1998, both equity funds received widespread recognition in the media, including positive articles and high rankings in the NEW YORK TIMES, the WALL STREET JOURNAL, and BUSINESS WEEK, as well as recognition on popular investment websites such as THESTREET.COM and MICROSOFT INVESTOR, to name a few.

The Short-Term Government Fund also beat its benchmark in 1998. That Fund returned 7.10% without the impact of a sales charge (5.51% had a sales charge been paid) in 1998, beating the Merrill Lynch 1-3 Year Treasury Index's 7.00% performance over the same time period. The Master Fixed Income Fund, however, underperformed its benchmark in 1998 returning 3.80% without the impact of a sales charge (-1.14% had a sales charge been paid) versus the Lehman Brother Government/Corporate Bond Index return of 9.47%. While the Master Fixed Income Fund was generally successful throughout the year, the corporate credit exposure in the program was adversely impacted by the stock market's decline in August, overwhelming the otherwise steady gains achieved throughout much of the rest of 1998.

We are excited about the potential for the funds and we thank you for your continued interest and support in the Analytic Funds.


Sincerely,
            /S/ Harindra de Silva              /S/ Greg McMurran
            -----------------------------      ------------------
            Harindra de Silva, Ph.D., CFA      Greg McMurran
            President/Portfolio Manager        Chief Investment Officer



/S/ Bob Bannon        /S/ Dennis Bein                  /S/ Scott Barker
-----------------    ---------------------            ------------------
Bob Bannon           Dennis Bein, CFA                 Scott Barker
Portfolio Manager    Portfolio Manager                Portfolio Manager

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ANALYTIC FUNDS
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ANALYTIC DEFENSIVE EQUITY FUND

Portfolio Profile
OBJECTIVE: This equity-income portfolio seeks to obtain greater long-term total returns and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than from the same portfolio unhedged.

INVESTS IN: Large capitalization companies

STRATEGY: The Analytic Defensive Equity Fund is managed with a focus on: (1) optimal portfolio construction and (2) active hedging applied to various security positions. In the short run, this strategy is expected to: (1) improve upon the return of the equity market when the equity market is gradually rising or flat, (2)capture a large fraction of the return when the equity market is steeply rising, and (3) provide substantial protection in declining markets. All stocks in the S&P 500 index are ranked according to each stock's one month expected return outlook, based on the forecasts of a sophisticated proprietary mathematical model. Over 70 separate factors drive the modeling process. Variables chosen for the modeling process are drawn from categories such as risk, momentum, valuation, growth and liquidity. An adaptive weighting scheme allows those variables that have been most effective over recent horizons to have the greatest weight in predicting expected returns. Based on the rankings, a non-linear optimization process is used to determine a portfolio that attempts to maximize expected return while keeping expected volatility less than that of the S&P 500. Additional constraints are used in the optimization process to insure that the resulting portfolio has minimal exposure to size, style, and industry sector biases. Hedging decisions are based on estimates of the fair value and expected contribution made by the position to the portfolio's overall expected return. Although the portfolio is at least partially hedged at all times, if hedging a particular position does not contribute to the portfolio's stability and growth, it is not hedged.

Performance
The calendar year 1998 was a banner year for large cap U.S. equities. The S&P 500 returned 28.6% for the year, making it a rough year for most conservative portfolios. The average Lipper Equity-Income Fund was up 11.4% for the year, providing evidence of the trade-off investors typically are forced to make when assembling a conservative investment portfolio. Despite this challenge to our defensive portfolio, the Fund was able to return 28.89% (21.45% had a sales charge been paid) for the year. Not only was this better than the average equity-income fund for the year, but the Fund actually out-performed its peer group in all four quarters during 1998.

Portfolio Highlights
Analytic Investors, Inc. has assembled what we believe to be a truly unique defensive portfolio. It has no size, style or industry sector biases, and has a beta of approximately 0.70. Furthermore, it has no large weights in any one individual security, with position sizes generally limited to 2%. Despite its low risk nature, the Defensive Equity Fund out-performed the S&P 500 in a very strong equity market. The reason -- successful implementation of our proprietary valuation model and a commitment to hedging the portfolio, regardless of market environment. Of course past performance is never a guarantee of future results.

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ANALYTIC FUNDS
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   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE ANALYTIC
 DEFENSIVE EQUITY FUND, VERSUS THE S&P 500 INDEX, AND THE LIPPER EQUITY INCOME
                                 FUNDS AVERAGE.

                              [LINE GRAPH OMITTED]

     ANALYTIC DEFENSIVE   S&P 500    LIPPER EQUITY INCOME
        EQUITY FUND       INDEX (2)     FUNDS AVERAGE (3)
12/31/88 $9,425           $10,000         $10,000
12/89    11,097            13,162          12,193
12/90    11,268            12,754          11,216
12/91    12,765            16,639          14,272
12/92    13,553            17,905          15,720
12/93    14,464            19,703          17,918
12/94    14,821            19,961          17,603
12/95    18,015            27,454          22,978
12/96    20,842            33,752          27,409
12/97    24,824            45,008          34,754
12/98    31,996            57,881          38,539

Effective October 26, 1998 and until further notice, Class A shares of the Analytic Defensive Equity Fund will be sold without an initial sales charge. The chart above assumes the deduction of a 5.75% sales charge from the $10,000 initial investment in the Analytic Defensive Equity Fund made on December 31, 1988. A $10,000 investment in the Fund would have grown to $39,227 without the deduction of the 5.75% sales charge.

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 The Lipper Equity Income Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies that generally pay regular dividends. The performance figures are based on changes in net asset value of the funds in the Index with all capital gains distributions and income dividends reinvested.


                          Average Annual Total Return (1)
                             As of December 31, 1998

                                   One Year  3 Year     5 Year     10 Year    Since
                                    Return   Return     Return     Return   Inception
--------------------------------------------------------------------------------------
  Analytic Defensive Equity Fund    21.45%   18.47%     15.82%     12.34%    12.17%
  Without payment of a sales charge 28.89%   21.10%     17.21%     13.01%    12.50%

                     Sector Weightings at December 31, 1998
                               [PIE CHART OMITTED]

                                HEALTHCARE 10.82%
                              BASIC MATERIALS 4.84%
                                  ENERGY 6.56%
                          CONSUMER (NON-CYCLICAL) 9.71%
                            CONSUMER (CYCLICAL) 6.91%
                             CONSUMER SERVICES 5.88%
                                INDUSTRIALS 2.95%
                                  UTILITY 3.01%
                                 TRANSPORT 1.65%
                                TECHNOLOGY 18.05%
                            TELECOMMUNICATIONS 9.47%
                            COMMERCIAL SERVICES 3.24%
                                FINANCIAL 16.91%


                        % of Total Portfolio Investments

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ANALYTIC FUNDS
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ANALYTIC ENHANCED EQUITY FUND

Portfolio Profile
OBJECTIVE: This diversified equity portfolio seeks to provide above-average returns from a domestic common stock portfolio.

INVESTS IN:  Large capitalization companies

STRATEGY: The portfolio attempts to outperform the S&P 500 Index through: (1) the use of a disciplined quantitative strategy to identify an undervalued portfolio of stocks and, (2) the use of an optimization-based approach for portfolio construction to efficiently control risk. Analytic Investors ranks all stocks in the S&P 500 index according to each stock's one month expected return outlook, based on the forecasts of a sophisticated proprietary mathematical model. Over 70 separate factors drive the modeling process. Variables chosen for the modeling process are drawn from categories such as risk, momentum, valuation, growth and liquidity. An adaptive weighting scheme allows those variables that have been most effective over recent horizons to have the greatest weight in predicting expected returns. Based on the rankings, a non-linear optimization process is used to determine a portfolio that attempts to maximize expected return while keeping expected volatility less than that of the S&P 500. Additional constraints are used in the optimization process to attempt to insure that the resulting portfolio has minimal exposure to size, style, and industry sector biases.

Performance
The calendar year 1998 was a banner year for large cap U.S. equities. The most prevalent U.S. large capitalization index, the S&P 500, had positive returns 9 of the 12 months and 3 of the 4 quarters. Even with a 14.4% decline in August, the 28.6% annual performance made U.S. large capitalization securities one of the best investments available. The rally was concentrated in a relatively few issues however, as only 28% of the stocks in the S&P 500 beat the index. Despite this challenging environment for active stock selection, the Fund systematically out-performed the S&P 500 throughout the year, out pacing it in 10 of the 12 months. The Fund's out-performance was found in both rising and falling markets, as it beat the S&P in 8 of the 9 positive months and 2 of the 3 negative months. In total, the fund was up 37.82% (29.96% had a sales charge been paid), easily beating the S&P 500's 28.6% for the year. Relative to its peer group, the Lipper Growth Funds Universe, the Fund's performance was also strong. The Fund's 37.9% beat the average fund in the Lipper Growth Fund category by 16.2%, as the average fund returned 21.7% for the year.

Portfolio Highlights
With a lower beta and a lower standard deviation than the S&P 500, Analytic Investors, Inc. has assembled a portfolio that looks strikingly similar to the S&P 500. It has no size, style or industry sector biases, and it typically moves in a manner that is very highly correlated to U.S. large capitalization securities in general. Furthermore, it has no large weights in any one individual security, with position size generally limited to 2%. All this being said, the systematic application of our proprietary valuation model does allow the fund an opportunity to out-perform passive indices, and the consistently strong performance throughout 1998 offered a glimpse into the return potential of a disciplined investment approach. Of course past performance is no guarantee of future results.

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ANALYTIC FUNDS
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   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE ANALYTIC
   ENHANCED EQUITY FUND, VERSUS THE S&P 500 INDEX, AND THE LIPPER GROWTH FUNDS
                                    AVERAGE.

                              [LINE GRAPH OMITTED]

         Analytic Enhanced      S&P 500      Lipper Growth
            Equity Fund         Index (2)   Funds Average (3)
6/30/93      $9,425           $10,000        $10,000
12/93         9,958            10,536         10,776
6/94          9,733            10,180         10,191
12/94         9,933            10,675         10,603
6/95         11,908            12,830         12,526
12/95        13,446            14,683         13,924
6/96         14,715            16,164         15,358
12/96        16,542            18,052         16,702
6/97         19,267            21,771         19,137
12/97        21,463            24,072         20,901
6/98         26,690            28,333         24,084
12/98        29,586            30,957         25,590

Effective October 26, 1998 and until further notice, Class A shares of the Analytic Enhanced Equity Fund will be sold without an initial sales charge. The chart above assumes the deduction of a 5.75% sales charge from the $10,000 initial investment in the Analytic Enhanced Equity Fund made on June 30, 1993. A $10,000 investment in the Fund would have grown to $30,897 without the deduction of the 5.75% sales charge.

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.


                          Average Annual Total Return (1)
                             As of December 31, 1998

                                  One Year    3 Year    5 Year       Since
                                   Return     Return    Return     Inception
----------------------------------------------------------------------------
 Analytic Enhanced Equity Fund     29.96%     27.50%    22.87%      21.46%
 Without payment of a sales charge 37.82%     30.07%    24.33%      22.76%

                     Sector Weightings at December 31, 1998


                               [PIE CHART OMITTED]
                              BASIC MATERIALS 5.18%
                                  ENERGY 6.56%
                          CONSUMER (NON-CYCLICAL) 9.67%
                            CONSUMER (CYCLICAL) 6.91%
                             CONSUMER SERVICES 5.73%
                               INDUSTRIALS 2.79%
                                  UTILITY 3.34%
                                 TRANSPORT 1.73%
                                TECHNOLOGY 18.06%
                            TELECOMMUNICATIONS 9.47%
                            COMMERCIAL SERVICES 2.81%
                                FINANCIAL 16.92%
                                HEALTHCARE 10.82%

                        % of Total Portfolio Investments

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ANALYTIC FUNDS
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ANALYTIC MASTER FIXED INCOME FUND

Portfolio Profile
OBJECTIVE: This portfolio seeks to provide above-average total returns from a diversified portfolio consisting primarily of domestic government, corporate, and mortgage-related fixed income securities. The portfolio also includes various synthetic fixed income securities constructed using listed options.

INVESTS IN: Primarily U.S. Treasury, U.S. Agency, and U.S. dollar denominated high grade debt securities, including mortgage-related securities. Subject to certain additional limitations, under normal market conditions, a portion of the assets may be invested in floating rate and other types of debt securities, high grade non-US dollar denominated debt securities, below high grade fixed income securities, convertible securities, synthetic convertible positions, covered call and cash secured put investments, preferred stock, and the shares of other investment companies which invest primarily in high grade debt securities. The Fund may also invest in currency and rate-related derivative securities.

STRATEGY: Portfolio volatility is targeted to be similar to that of the Lehman Brothers Government/Corporate Bond Index. A diversified portfolio with this targeted risk characteristic is constructed using high quality corporates, mortgages and government securities, as well as listed options. Fixed income and cash instruments typically account for approximately 97% of the portfolio value with the remaining 3% invested in selected option positions.

Synthetic corporate positions are selected based on the application of a proprietary option valuation process. This process values the embedded option component of a fixed income security as well as combinations of options and fixed income securities. Estimates of the return volatility of underlying securities or sectors are the most important element in this valuation process. Analytic Investors has produced such volatility forecasts for over 25 years.

Performance
For the year ended December 31, 1998, the Fund's total return was 3.80% (-1.14% had a sales charge been paid) versus the Lehman Brothers Government/Corporate Bond Index return of 9.47%. Despite a strong fourth quarter, with the Fund rising 0.67% versus the LBG/C Index rising 0.13%, the Fund under-performed the Index for the calendar year 1998.

Portfolio Highlights
The vast majority of the performance difference between the Fund and the Index occurred in the third quarter of 1998. During this period, the U.S. Equity markets broke from a long string of 14 consecutive quarterly gains to finish nearly 10% lower. Corporate bonds, which have a small but inherent equity exposure, suffered along with this downturn. As stocks fell, investors sought a flight to quality. Consequently, U.S. Treasury issues soared while credit spreads widened.

The Fund maintains exposure to the corporate sector as a source of added value. Despite the large downturn of the third quarter, we believe that over a full market cycle the Fund should produce returns superior to those of the Lehman Brothers Government/Corporate Bond Index. Indeed, during the fourth quarter credit spreads narrowed and reverted closer to historical averages.

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ANALYTIC FUNDS
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        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
              ANALYTIC MASTER FIXED INCOME FUND, VERSUS THE LEHMAN
                 GOVERNMENT/CORPORATE BOND INDEX, AND THE LIPPER
             SHORT/INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

                              [LINE GRAPH OMITTED]

         ANALYTIC MASTER             LEHMAN BROTHERS           LIPPER SHORT/INTERMEDIATE INVESTMENT
        FIXED INCOME FUND   GOVERNMENT/CORPORATE BOND INDEX (2)      GRADE DEBT FUNDS AVERAGE (3)
6/30/93      $9,525                     $10,000                              $10,000
12/93         9,804                      10,236                               10,203
6/94          9,511                       9,792                                9,930
12/94         9,703                       9,877                                9,980
6/95         10,662                      11,042                               10,776
12/95        11,297                      11,777                               11,280
6/96         11,382                      11,556                               11,294
12/96        11,940                      12,120                               11,739
6/97         12,321                      12,452                               12,046
12/97        13,139                      13,302                               12,526
6/98         13,646                      13,857                               12,908
12/98        13,644                      14,561                               13,359

Effective October 26, 1998 and until further notice, Class A shares of the Analytic Master Fixed Income Fund will be sold without an initial sales charge. The chart above assumes the deduction of a 4.75% sales charge from the $10,000 initial investment in the Analytic Master Fixed Income Fund made on June 30, 1993. A $10,000 investment in the Fund would have grown to $14,412 without the deduction of the 4.75% sales charge.

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued or guaranteed by foreign or international governments or agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year outstanding, par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end, then removed. All returns are market value weighted inclusive of accrued income.

3 The Lipper Short/Intermediate Grade Debt Funds Average is an equally weighted benchmark composed of mutual funds, each of which invests at least 65% of its assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. The performance figures are based on changes in net asset value of the funds in the Index with all capital gains distributions and income dividends reinvested.


                          Average Annual Total Return (1)
                             As of December 31, 1998

                                  One Year    3 Year     5 Year      Since
                                   Return     Return     Return    Inception
-----------------------------------------------------------------------------
 Analytic Master Fixed Income Fund (1.14%)     4.75%      5.78%      5.92%
 Without payment of a sales charge  3.80%      6.47%      6.82%      6.87%


                              [PIE CHART OMITTED]
                                  CORPORATE 34%
                                    AGENCY 7%
                                  TREASURY 26%
                               CASH EQUIVALENT 30%
                              OPTION POSITIONS 3%


                        % of Total Portfolio Investments

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ANALYTIC FUNDS
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ANALYTIC SHORT-TERM GOVERNMENT FUND

Portfolio Profile
OBJECTIVE: This government bond portfolio seeks to provide a high level of income consistent with both low fluctuations in market value and low credit risk.

INVESTS IN: Primarily U.S. Treasury and Agency securities. Subject to certain additional limitations, a portion of the assets may be invested in other high grade debt securities, debt securities of foreign governments and supranational organizations considered to be of high grade investment quality, currency rate and interest rate-related derivatives, cash and cash equivalents.

STRATEGY: Portfolio volatility is targeted to be similar to that of the Merrill Lynch 1 to 3 Year U.S. Treasury Index. A diversified portfolio with this targeted risk characteristic is constructed using U.S. Government and Agency issues, high quality corporates, mortgages, as well fixed income and currency futures. Fixed income and cash instruments typically account for 100% of the portfolio.

The Fund is constructed to closely match its benchmark with respect to duration, maturity and quality. In addition, Analytic Investors uses a disciplined quantitative approach to forecast short-term interest rates and shifts in the U.S. treasury yield curve as a source of added value.

Performance
For the year ended December 31, 1998, the Fund's total return was 7.10% (5.51% had a sales charge been paid) versus the Merrill Lynch 1 to 3 Year U.S. Treasury Index return of 7.00%. Performance was strong for the year except for the fourth quarter, when the Fund posted a total return of 0.19% versus 0.76% for that of the Merrill Lynch 1-3 Index.

Portfolio Highlights
The out-performance by the Fund was attributable to successful implementation Portfolio changes based on Analytic Investor's forecasting of shifts in the yield curve as well as movements in short-term interest rates.

During September and October, Federal Reserve Chairman Alan Greenspan cut short-term interest rates three times as part of ongoing measures to keep the growth of the U.S. economy in balance. He did so during the two scheduled monthly meetings over this period and once at an unscheduled date in between. This unscheduled action, though not unprecedented, has not been seen for many years and shows the aggressiveness of the Federal Reserve in regulating the growth of the U.S. economy.

During this period, the Fund was properly positioned to capitalize on these rate cuts, enhancing its performance.

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ANALYTIC FUNDS
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   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE ANALYTIC
   SHORT-TERM GOVERNMENT FUND, VERSUS THE MERRILL 1-3 YEAR TREASURY INDEX, AND
              THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE.

                               [LINE GRAPH OMITTED]

                                     MERRILL LYNCH       LIPPER SHORT
             ANALYTIC SHORT-TERM   1 TO 3 YEAR U.S.       INVESTMENT
               GOVERNMENT FUND     TREASURY INDEX (2)  GRADE DEBT AVERAGE (3)
6/30/93            $9,850                $10,000           $10,000
12/93              10,042                 10,180            10,192
6/94                9,934                 10,137            10,098
12/94              10,042                 10,238            10,181
6/95               10,689                 10,921            10,802
12/95              11,112                 11,362            11,241
6/96               11,223                 11,514            11,356
12/96              11,699                 11,927            11,761
6/97               11,956                 12,271            12,089
12/97              12,347                 12,721            12,500
6/98               12,709                 13,105            12,856
12/98              13,224                 13,611            13,223

Effective October 26, 1998 and until further notice, Class A shares of the Analytic Short-Term Government Fund will be sold without an initial sales charge. The chart above assumes the deduction of a 1.50% sales charge from the $10,000 initial investment in the Analytic Short-Term Government Fund made on June 30, 1993. A $10,000 investment in the Fund would have grown to $13,449 without the deduction of the 1.50% sales charge.

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The Merrill Lynch 1 to 3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities greater than one year and less than three years.

3 The Lipper Short Investment Grade Debt Funds Average is an equally weighted benchmark composed of mutual funds, each of which invests at least 65% of its assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. The performance figures are based on changes in net asset value of the funds in the Index with all capital gains distributions and income dividends reinvested.


                          Average Annual Total Return (1)
                             As of December 31, 1998

                                  One Year    3 Year    5 Year      Since
                                   Return     Return    Return    Inception
----------------------------------------------------------------------------
  Analytic Short-Term
    Government Fund                 5.51%      5.46%     5.34%      5.24%

  Without payment of a sales charge 7.10%      5.98%     5.66%      5.53%

                     Sector Weightings at December 31, 1998

                              [PIE CHART OMITTED]

                              1-3 YR. TREASURY 35%
                                   AGENCY 49%
                                 CORPORATE 10%
                               CASH EQUIVALENT 6%


                        % of Total Portfolio Investments

ANALYTIC FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF PBHG ADVISORS FUNDS, INC.:

In our opinion, the accompanying statements of net assets of the PBHG Advisor Funds, Inc. consisting of the Analytic Defensive Equity, Analytic Enhanced Equity, Analytic Master Fixed Income, and Analytic Short-Term Government Funds (the "Funds") and the related statements of operations and of changes in net assets, and the financial highlights, present fairly, in all material respects, the financial position of the Funds at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above. The financial statements of the Funds for the fiscal periods presented prior to the year ended December 31, 1998 were audited by other independent accountants whose report date February 6, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 5, 1999

ANALYTIC FUNDS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of December 31, 1998

 ANALYTIC DEFENSIVE EQUITY FUND

                                                      Market
Description                           Shares          Value
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
AIRLINES -- 1.5%
AMR*                                    1,419      $   84,253
US Airways Group*                      13,866         721,032
                                                   ----------
                                                      805,285
--------------------------------------------------------------------------------
APPAREL -- 0.9%
Springs Industries, Cl A               12,065         499,943
                                                   ----------
                                                      499,943
--------------------------------------------------------------------------------
BANKS -- 2.0%
Wells Fargo                            28,536       1,139,657
                                                   ----------
                                                    1,139,657
--------------------------------------------------------------------------------
CHEMICAL -- 1.6%
Dow Chemical                            9,896         899,918
                                                   ----------
                                                      899,918
--------------------------------------------------------------------------------
CLOTHING -- 1.8%
Gap                                     1,588          89,325
Limited                                30,729         894,982
                                                   ----------
                                                      984,307
--------------------------------------------------------------------------------
COMPUTER HARDWARE -- 8.4%
Cisco Systems*                         13,539       1,256,588
Dell Computer*                         15,987       1,170,049
EMC*                                   12,807       1,088,595
IBM                                     6,450       1,191,638
                                                   ----------
                                                    4,706,870
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.5%
Microsoft*                             13,474       1,868,675
Peoplesoft*                             4,588          86,885
                                                   ----------
                                                    1,955,560
--------------------------------------------------------------------------------
DEFENSE -- AEROSPACE - 3.3%
Boeing                                 29,751         970,626
Raytheon, Cl B                         16,075         855,994
                                                   ----------
                                                    1,826,620
--------------------------------------------------------------------------------
DRUGS -- 8.3%
American Home Products                 20,179       1,136,330
Bristol-Myers Squibb                    3,316         443,722
Pfizer                                  9,422       1,181,872
Schering Plough                        19,350       1,069,088
Warner Lambert                         11,034         829,619
                                                   ----------
                                                    4,660,631
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.2%
Lucent Technologies                    11,064       1,217,040
                                                   ----------
                                                    1,217,040
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 3.7%
Central & South West                    1,414          38,796
Duke Energy                             5,546         355,290
Edison International                   29,541         823,454
PG&E                                   26,928         848,231
                                                   ----------
                                                    2,065,771
--------------------------------------------------------------------------------

                                                      Market
Description                           Shares           Value
--------------------------------------------------------------------------------
ENERGY RESOURCES -- 4.7%
Chevron                                 5,877      $  487,424
Exxon                                  14,839       1,085,102
Phillips Petroleum                      6,335         270,029
Texaco                                 15,101         798,465
                                                   ----------
                                                    2,641,020
--------------------------------------------------------------------------------
ENTERTAINMENT -- 1.9%
Viacom, Cl B*                          14,275       1,056,350
                                                   ----------
                                                    1,056,350
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.3%
McDermott International                30,474         752,327
                                                   ----------
                                                      752,327
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.1%
American Express                       10,634       1,087,327
Capital One Financial                   7,621         876,415
Dun & Bradstreet                       13,492         425,841
Fannie Mae                              4,020         297,480
General Electric                       18,161       1,853,557
                                                   ----------
                                                    4,540,620
--------------------------------------------------------------------------------
FOOD/BEVERAGE -- 4.9%
Bestfoods                              15,903         846,835
Campbell Soup                          16,235         892,925
Coca-Cola                              15,354       1,026,799
                                                   ----------
                                                    2,766,559
--------------------------------------------------------------------------------
HEAVY ELECTRICAL -- 0.4%
Emerson Electric                        3,813         230,687
                                                   ----------
                                                      230,687
--------------------------------------------------------------------------------
HEAVY MECHANICAL -- 1.4%
Nacco Industries, Cl A                  8,593         790,556
                                                   ----------
                                                      790,556
--------------------------------------------------------------------------------
HOME PRODUCTS -- 4.3%
Colgate Palmolive                       8,723         810,149
Procter & Gamble                        4,600         420,038
Unilever NV - NY Shares                13,916       1,154,158
                                                   ----------
                                                    2,384,345
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 0.6%
Electronic Data Systems                 7,051         354,313
                                                   ----------
                                                      354,313
--------------------------------------------------------------------------------
LEISURE -- 1.0%
Eastman Kodak                           7,961         573,192
                                                   ----------
                                                      573,192
--------------------------------------------------------------------------------
LIFE INSURANCE -- 3.1%
American General                        1,999         155,922
Providian Financial                    10,042         753,150
Sunamerica                              1,266         102,704
Transamerica                            6,518         752,829
                                                   ----------
                                                    1,764,605
--------------------------------------------------------------------------------

ANALYTIC FUNDS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of December 31, 1998

ANALYTIC DEFENSIVE EQUITY FUND

                                                       Market
Description                            Shares           Value
--------------------------------------------------------------------------------
MEDIA -- 0.6%
MediaOne Group*                         6,658      $  312,926
                                                   ----------
                                                      312,926
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.9%
Becton Dickinson                       19,300         823,869
Johnson & Johnson                       9,259         776,599
Tyco International                     15,331       1,156,532
                                                   ----------
                                                    2,757,000
--------------------------------------------------------------------------------
METAL CANS -- 0.9%
Crown Cork & Seal                      17,254         531,639
                                                   ----------
                                                      531,639
--------------------------------------------------------------------------------
MOTOR VEHICLES -- 4.5%
Ford Motor                             18,792       1,102,856
General Motors                         15,091       1,079,950
Navistar International*                10,606         302,271
                                                   ----------
                                                    2,485,077
--------------------------------------------------------------------------------
OIL REFINING -- 0.3%
Coastal                                 5,465         190,933
                                                   ----------
                                                      190,933
--------------------------------------------------------------------------------
OIL SERVICES -- 2.4%
Royal Dutch Petroleum NYS ADR           6,681         319,853
Schlumberger                           22,344       1,030,617
                                                   ----------
                                                    1,350,470
--------------------------------------------------------------------------------
PROPERTY INSURANCE -- 5.4%
Allstate                                2,954         114,098
American International Group           11,240       1,086,065
Berkshire Hathaway, Cl B*                 405         952,208
Hartford Financial Services            15,903         872,677
                                                   ----------
                                                    3,025,048
--------------------------------------------------------------------------------
RESTAURANT -- 2.1%
McDonald's                             15,134       1,159,643
                                                   ----------
                                                    1,159,643
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.1%
Intel                                     289          34,265
                                                   ----------
                                                       34,265
--------------------------------------------------------------------------------
TELEPHONE -- 8.8%
Ameritech                              18,404       1,166,354
AT&T                                    1,676         126,119
Bell Atlantic                          18,647         988,291
Bell South                              9,012         449,474
GTE                                    16,345       1,062,425
SBC Communications                     21,135       1,133,364
                                                   ----------
                                                    4,926,027
--------------------------------------------------------------------------------
TOBACCO -- 0.3%
Philip Morris                           3,092         165,423
                                                   ----------
                                                      165,423
                                                   ----------

TOTAL COMMON STOCK (COST $47,590,665)              55,554,627
--------------------------------------------------------------------------------

                                     Contracts/Face  Market
Description                              Amount       Value
--------------------------------------------------------------------------------
INDEX OPTIONS-- (1.8%)
Gold & Silver Jan 70 Call                 (50)      $  (7,188)
Oil Index Jan 435 Call                    (25)        (10,000)
Pharmaceutical Index Apr 740 Call         (30)       (228,375)
S&P 500 Feb 1275 Call                    (100)       (197,500)
S&P 500 Jan 1190 Call                     (50)       (244,375)
S&P 500 Mar 1300 Call                    (125)       (312,500)
S&P Chemical Jan 440 Call                 (25)         (4,219)
                                                   ----------

TOTAL INDEX OPTIONS (PREMIUMS RECEIVED ($769,509)) (1,004,157)
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
Morgan Stanley
   4.50%, Dated 12/31/98, Matures
   01/04/99 repurchase price $1,293,715
   (Collateralized by U.S. Treasury Note:
   Total Market Value $1,324,370)(A)$1,293,077      1,293,077

TOTAL REPURCHASE AGREEMENT (COST $1,293,077)        1,293,077
                                                   ----------

TOTAL INVESTMENTS-- 99.7% (COST $48,114,233)       55,843,547
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Other Assets and Liabilities, Net                     177,502
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS
Paid-in-Capital (Authorized 100 Million Shares $0.001
   par value) Based on 4,760,831 Outstanding Shares
   of Common Stock                                 49,402,494
Accumulated Net Investment Loss                       (22,138)
Accumulated Net Realized Loss on Investments,
   Options and Futures                             (1,088,621)
Net Unrealized Appreciation on Investments,
   Options and Futures                              7,729,314
                                                   ----------

TOTAL NET ASSETS-- 100.0%                         $56,021,049
                                                  -----------
                                                  -----------

NET ASSETS VALUE, AND REDEMPTION
   PRICE PER SHARE                                     $11.77
                                                  -----------
                                                  -----------

OFFERING PRICE PER SHARE                               $12.49
                                                  -----------
                                                  -----------

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

ANALYTIC FUNDS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of December 31, 1998

ANALYTIC ENHANCED EQUITY FUND
                                                       Market
Description                           Shares            Value
--------------------------------------------------------------------------------
COMMON STOCK -- 93.8%
AIRLINES -- 0.9%
AMR*                                      985      $   58,484
US Airways Group*                       5,036         261,872
                                                  -----------
                                                      320,356
--------------------------------------------------------------------------------
APPAREL -- 0.4%
Springs Industries                      3,347         138,691
                                                  -----------
                                                      138,691
--------------------------------------------------------------------------------
BANKS -- 1.9%
Wells Fargo                            16,341         652,619
                                                  -----------
                                                      652,619
--------------------------------------------------------------------------------
CHEMICAL -- 1.6%
Avery Dennison                            715          32,220
Dow Chemical                            5,667         515,343
                                                  -----------
                                                      547,563
--------------------------------------------------------------------------------
CLOTHING -- 2.3%
Gap                                     4,696         264,150
Limited                                17,597         512,513
                                                  -----------
                                                      776,663
--------------------------------------------------------------------------------
COMPUTER HARDWARE -- 7.5%
Cisco Systems*                          7,753         719,575
Dell Computer*                          9,192         672,740
EMC*                                    7,333         623,305
IBM                                     2,812         519,517
                                                  -----------
                                                    2,535,137
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.2%
Microsoft*                              7,715       1,069,974
                                                  -----------
                                                    1,069,974
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 3.0%
Boeing                                 17,036         555,800
Raytheon, Cl B                          8,804         468,813
                                                  -----------
                                                    1,024,613
--------------------------------------------------------------------------------
DRUGS -- 6.4%
American Home Products                 11,555         650,691
Pfizer                                  4,564         572,497
Schering Plough                        11,080         612,170
Warner Lambert                          4,461         335,411
                                                  -----------
                                                    2,170,769
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 3.7%
Central & South West                      496          13,609
Duke Energy                             1,946         124,666
Edison International                   10,661         297,175
FPL Group                               5,323         328,030
PG&E                                   15,384         484,596
                                                  -----------
                                                    1,248,076
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares            Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.8%
Honeywell                               4,273      $  321,810
Lucent Technologies                     5,575         613,250
                                                  -----------
                                                      935,060
--------------------------------------------------------------------------------
ENERGY RESOURCES -- 3.9%
Chevron                                 2,972         246,490
Exxon                                   8,485         620,466
Phillips Petroleum                      3,977         169,520
Texaco                                  5,450         288,169
                                                  -----------
                                                    1,324,645
--------------------------------------------------------------------------------
ENTERTAINMENT -- 1.8%
Viacom, Cl B*                           8,174         604,876
                                                  -----------
                                                      604,876
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.4%
McDermott International                19,012         469,359
                                                  -----------
                                                      469,359
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.6%
American Express                        6,089         622,600
Capital One Financial                   2,869         329,935
Dun & Bradstreet                        2,804          88,501
Fannie Mae                              6,395         473,230
General Electric                       10,400       1,061,450
                                                  -----------
                                                    2,575,716
--------------------------------------------------------------------------------
FOOD/BEVERAGE -- 4.2%
Bestfoods                               5,861         312,098
Campbell Soup                           9,297         511,335
Coca-Cola                               8,792         587,965
                                                  -----------
                                                    1,411,398
--------------------------------------------------------------------------------
FOREST -- 0.5%
Georgia-Pacific Group                   2,901         169,890
                                                  -----------
                                                      169,890
--------------------------------------------------------------------------------
HEAVY ELECTRICAL -- 0.4%
Emerson Electric                        2,036         123,178
                                                  -----------
                                                      123,178
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 1.4%
Caterpillar                               607          27,922
Nacco Industries, Cl A                  4,715         433,780
                                                  -----------
                                                      461,702
--------------------------------------------------------------------------------
HOME PRODUCTS -- 4.2%
Colgate Palmolive                       3,258         302,587
Procter & Gamble                        5,458         498,384
Unilever NV - NY Shares                 7,635         633,228
                                                  -----------
                                                    1,434,199
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.1%
Ryder Systems                           1,222          31,772
                                                  -----------
                                                       31,772
--------------------------------------------------------------------------------

ANALYTIC FUNDS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of December 31, 1998

ANALYTIC ENHANCED EQUITY FUND
                                                       Market
Description                           Shares            Value
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 0.2%
Automatic Data Processing                 213      $   17,080
Electronic Data Systems                   757          38,039
                                                  -----------
                                                       55,119
--------------------------------------------------------------------------------
LEISURE -- 1.4%
Eastman Kodak                           6,598         475,056
                                                  -----------
                                                      475,056
--------------------------------------------------------------------------------
LIFE INSURANCE -- 4.1%
American General                        7,088         552,864
Providian Financial                     5,646         423,450
Sunamerica                              1,973         160,060
Transamerica                            2,287         264,149
                                                  -----------
                                                    1,400,523
--------------------------------------------------------------------------------
MEDIA -- 0.3%
MediaOne Group*                         2,336         109,792
                                                  -----------
                                                      109,792
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 6.1%
Becton Dickinson                       11,048         471,611
Johnson & Johnson                       7,421         622,435
Medtronic                               3,949         293,212
Tyco International                      8,779         662,266
                                                  -----------
                                                    2,049,524
--------------------------------------------------------------------------------
METAL CANS -- 0.4%
Crown Cork & Seal                       4,719         145,404
                                                  -----------
                                                      145,404
--------------------------------------------------------------------------------
MOTOR VEHICLES -- 5.1%
Ford Motor                             10,761         631,536
General Motors                          8,641         618,372
Navistar International*                17,275         492,337
                                                  -----------
                                                    1,742,245
--------------------------------------------------------------------------------
OIL REFINERIES -- 0.6%
Coastal                                 5,820         203,336
                                                  -----------
                                                      203,336
--------------------------------------------------------------------------------
OIL SERVICES -- 2.7%
Royal Dutch Petroleum NYS ADR           9,796         468,984
Schlumberger                           10,018         462,080
                                                  -----------
                                                      931,064
--------------------------------------------------------------------------------
PROPERTY INSURANCE -- 3.6%
Allstate                                1,583          61,143
American International                  4,743         458,292
Berkshire Hathaway, Cl B*                 153         359,762
Hartford Financial Services             6,072         333,201
                                                  -----------
                                                    1,212,398
--------------------------------------------------------------------------------
RAILROAD -- 0.2%
Burlington Northern Santa Fe            2,469          83,329
                                                  -----------
                                                       83,329
--------------------------------------------------------------------------------

                                 Shares/Face           Market
Description                           Amount            Value
--------------------------------------------------------------------------------
RESTAURANTS -- 1.3%
McDonald's                              5,530      $  423,736
                                                  -----------
                                                      423,736
--------------------------------------------------------------------------------
TELEPHONE -- 8.4%
American Telephone & Telegraph            390          29,348
Ameritech                               6,806         431,330
Bell Atlantic                           8,687         460,411
Bell South                             13,662         681,392
GTE                                     9,360         608,400
SBC Communications                     12,103         649,023
                                                  -----------
                                                    2,859,904
--------------------------------------------------------------------------------
TOBACCO -- 0.2%
Philip Morris                           1,085          58,049
                                                  -----------
                                                       58,049
                                                   ----------

TOTAL COMMON STOCK (COST $28,231,619)              31,775,735
                                                  -----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.4%
U.S. Treasury-Bill
   4.240%, 04/01/99 (B) (C)          $150,000         148,419
                                                  -----------

TOTAL U.S. TREASURY BILLS (COST $148,470)             148,419
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.6%
Morgan Stanley
   4.50%, Dated 12/31/98, Matures
   01/04/99, repurchase price $1,903,480
   (Collateralized By U.S. Treasury Note:
   Total Market Value $1,948,584)(A)1,902,542       1,902,542
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $1,902,542)        1,902,542
                                                  -----------

TOTAL INVESTMENT-- 99.8% (COST $30,282,631)       $33,826,696
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Other Assets And Liabilities, Net                      61,822
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS
Paid-in-Capital (Authorized 100 million shares
   $0.001 par value) Based on 3,107,966 outstanding
   shares of common stock                          30,586,783
Accumulated Net Investment Loss                       (12,004)
Accumulated Net Realized Loss on Investments,
   Options and Futures                               (404,451)
Net Unrealized Appreciation on Investments, Options
   and Futures                                      3,718,190
                                                  -----------

TOTAL NET ASSETS -- 100.0%                        $33,888,518
                                                  -----------
                                                  -----------

NET ASSET VALUE, AND REDEMPTION
   PRICE PER SHARE                                     $10.90
                                                  -----------
                                                  -----------


OFFERING PRICE PER SHARE                               $11.56
                                                  -----------
                                                  -----------

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
(B) -- The rate reflected on the Statement of Net Assets represents the security's discount rate at purchase.
(C) -- Security has been pledged as collateral for open futures positions. ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

ANALYTIC FUNDS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of December 31, 1998

ANALYTIC MASTER FIXED INCOME FUND

                                  Contracts/Face       Market
Description                           Amount            Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 19.6%
American Home Products
   7.90%, 02/15/05                    200,000         223,250
Bankers Trust
   7.50%, 01/15/02                    175,000         180,469
First Chicago Nbd
   6.125%,  2/15/06                   250,000         256,875
Gillette Company
   5.75%, 10/15/05                    300,000         308,625
                                                  -----------
TOTAL CORPORATE BONDS (COST $930,914)                 969,219
                                                  -----------
--------------------------------------------------------------------------------
OPTIONS -- (0.6%)
EQUITY OPTIONS
AES Corp February 45 Puts                  (8)         (1,700)
Alcoa January 70 Puts                      (6)           (450)
Anglogold January 17.5 Puts               (16)           (800)
Bank One January 50 Puts                   (8)           (500)
Becton Dickinson January 40 Puts           (9)           (675)
Boeing January 32.5 Puts                  (12)           (900)
Cablevision Systems January 45 Puts        (9)           (450)
Colgate Palmolive January 90 Puts          (5)           (625)
Columbia HCA Healthcare January 22.5 Puts (21)           (263)
Deere & Co February 30 Puts               (17)         (1,594)
Delta Airlines January 50 Puts            (11)           (963)
Elf Aquitaine January 55 Puts              (8)           (850)
Exel Limited, Cl A January 70 Puts         (5)           (344)
Federated Department Stores February
   42.5 Puts                              (10)         (1,938)
First American Financial January 30 Puts  (15)           (750)
Fleet Financial Group January 42.5 Puts   (16)         (1,100)
Gateway 2000 January 50 Puts               (5)         (1,000)
Groupe Danone January 55 Puts             (16)         (1,700)
ICN Pharmaceuticals January 20 Puts       (12)           (675)
IXC Communications January 30 Puts         (9)           (450)
Jones Apparel January 20 Puts             (25)           (937)
JP Morgan January 100 Puts                 (6)         (1,012)
Mallinckrodt February 30 Puts             (17)         (1,806)
Mattel January 22.5 Puts                  (16)         (1,200)
Merrill Lynch January 65 Puts              (7)         (1,312)
Minnesota Mining & Manufacturing
   January 70 Puts                         (7)         (1,006)
Motorola January 60 Puts                   (5)           (500)
Panamsat January 35 Puts                   (8)           (550)
Philippine Long Distance January 25 Puts  (12)           (900)
Platinum Technology January 17.5 Puts     (16)         (1,200)
Robert Half International January 40 Puts  (7)           (263)
Rockwell International January 45 Puts    (12)           (525)
Storage Technology January 30 Puts        (14)           (613)
Tandy January 40 Puts                     (12)         (1,500)
Telefonos De Mexico January 45 Puts        (6)           (188)
Transocean Offshore January 22.5 Puts     (27)           (506)
Warner Lambert January 70 Puts             (8)           (600)
                                                  -----------
TOTAL EQUITY OPTIONS (PREMIUMS RECEIVED ($46,286))    (32,345)
                                                   ----------
--------------------------------------------------------------------------------
INDEX OPTIONS -- (0.0%)
S&P 500 Index January 1140 Puts             2             550
S&P Midcap 400 Index January 340 Puts      19             238
                                                  -----------
TOTAL INDEX OPTIONS (COST $6,282)                         788
                                                  -----------


                                       Face            Market
Description                           Amount            Value
--------------------------------------------------------------------------------
U.S. AGENCY BACKED BONDS -- 10.3%
Federal  National Mortgage Association
   6.64%, 07/02/07                 $  470,000      $  512,173
                                                  -----------

TOTAL U.S. AGENCY BACKED BONDS (COST $512,765)        512,173
                                                  -----------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 68.8%
U.S. Treasury Bills (A)
   4.350%, 04/15/99 (B)                30,000          29,652
   4.260%, 09/16/99                 1,650,000       1,599,147
U.S. Treasury Bond
   7.25%, 05/15/16                    575,000         696,400
U.S. Treasury Notes
   7.50%, 02/15/05                    400,000         457,952
   6.50%, 05/15/05                    100,000         109,556
   5.625%, 02/15/06                   300,000         317,337
   6.875%, 05/15/06                   175,000         198,216
                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $3,349,341)   3,408,260
                                                  -----------

TOTAL INVESTMENTS-- 98.1% (COST $4,753,016)         4,858,095
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.9%
Other Assets and Liabilities, Net                      96,122
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS
Paid-in-Capital (Authorized 100 Million Shares
   $0.001 Par Value) Based on 504,834
   outstanding shares of common stock               5,092,294
Undistributed Net Investment Income                     1,104
Accumulated Net Realized Loss on Investments,
   Options and Futures                               (255,496)
Net Unrealized Appreciation on Investments, Options
   and Futures                                        116,315
                                                  -----------
TOTAL NET ASSETS-- 100.0%                          $4,954,217
                                                  -----------
                                                  -----------


NET ASSET VALUE, AND REDEMPTION
   PRICE PER SHARE                                      $9.81
                                                  -----------
                                                  -----------

OFFERING PRICE PER SHARE                               $10.30
                                                  -----------
                                                  -----------

(A) -- The rate reflected on the Statement of Net Assets represents the security's discount rate at purchase.
(B) -- Security has been pledged as collateral for open futures positions. Cl -- Class

The accompanying notes are an integral part of the financial statements.

ANALYTIC FUNDS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of December 31, 1998

ANALYTIC SHORT-TERM GOVERNMENT FUND
                                       Face            Market
Description                           Amount            Value
--------------------------------------------------------------------------------
CORPORATE NOTES -- 3.8%
Nippon Telephone & Telegraph
   6.00%, 06/30/00                   $200,000      $  201,000
                                                  -----------
TOTAL CORPORATE NOTES (COST $200,060)                 201,000
                                                  -----------
--------------------------------------------------------------------------------
FOREIGN BONDS -- 5.6%
Shell Canada Limited
   8.875%, 01/14/01                   275,000         295,507
                                                  -----------
TOTAL FOREIGN BONDS (COST $296,574)                   295,507
                                                  -----------
--------------------------------------------------------------------------------
U.S. AGENCY OBLIGATIONS -- 41.4%
Federal Home Loan Mortgage
   7.05%, 11/07/06                    250,000         262,318
Federal National Mortgage Association
   Medium Term Notes
   6.67%, 08/01/01                    600,000         625,518
   6.65%, 03/08/06                    300,000         308,568
   7.32%, 05/03/06                    300,000         314,631
   6.87%, 07/17/07                    300,000         306,321
   6.83%, 10/10/07                    350,000         358,078
                                                  -----------
TOTAL U.S. AGENCY OBLIGATIONS (COST $2,159,836)     2,175,434
                                                  -----------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 48.0%
U.S. Treasury Bill (B)
   4.350%, 04/15/99 (C)                20,000          19,768
U.S. Treasury Notes
   6.000%, 08/15/00                   350,000         357,353
   5.625%, 11/30/00                   900,000         916,092
   5.500%, 12/31/00                   275,000         279,598
   5.375%, 02/15/01                   400,000         406,156
   6.375%, 03/31/01                   525,000         544,315
                                                  -----------

TOTAL U.S. TREASURY OBLIGATIONS (COST $2,507,663)   2,523,282
                                                  -----------
--------------------------------------------------------------------------------

                                       Face            Market
Description                           Amount            Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
Morgan Stanley
   4.50%, Dated 12/31/98, Matures 01/04/99,
   repurchase price $8,831 (collateralized by
   U.S. Treasury Note: total market
   value $9,041)(A)                    $8,827       $   8,827
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $8,827)                8,827
                                                  -----------
TOTAL INVESTMENTS-- 99.0% (COST $5,172,960)         5,204,050
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.0%
Other Assets and Liabilities, Net                      55,181
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS
Paid-in-Capital (Authorized 100 Million Shares
   $0.001 Par Value) Based on 520,727
   Outstanding Shares of Common Stock               6,020,411
Overdistributed Net Investment Income                  (3,112)
Accumulated Net Realized Loss on Investments
   and Futures                                       (793,073)
Net Unrealized Appreciation on Investments
   and Futures                                         35,005
                                                  -----------

TOTAL NET ASSETS-- 100.0%                          $5,259,231
                                                  -----------
                                                  -----------

NET ASSET VALUE, AND REDEMPTION
   PRICE PER SHARE                                     $10.10
                                                  -----------
                                                  -----------

OFFERING PRICE PER SHARE                               $10.25
                                                  -----------
                                                  -----------

(A) -- Tri-Party Repurchase Agreement
(B) -- The rate reflected on the Statement of Net Assets represents the security's discount rate at purchase.
(C) -- Security has been pledged as collateral for open futures positions.

The accompanying notes are an integral part of the financial statements.

ANALYTIC FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998

                                                      ----------------  ----------------   -------------    ----------------
                                                                                             ANALYTIC          ANALYTIC
                                                          ANALYTIC          ANALYTIC          MASTER          SHORT TERM
                                                      DEFENSIVE EQUITY   ENHANCED EQUITY   FIXED INCOME       GOVERNMENT
                                                            FUND              FUND             FUND              FUND
                                                      ----------------  ----------------   ------------     ----------------
INVESTMENT INCOME:
     Dividends                                          $  834,797        $  278,410         $    --           $     --
     Interest                                               72,942            86,678          302,997           222,290
                                                        ----------        ----------         --------          --------
       Total Investment Income                             907,739           365,088          302,997           222,290
                                                        ----------        ----------         --------          --------
EXPENSES:
     Investment Advisory Fees                              358,704           107,747           22,260            10,668
     Administrative Fees                                    60,225            46,266           32,834            31,885
     Custodian Fees                                         47,551            10,859           15,125             3,755
     Professional Fees                                      71,290            52,341           17,809            14,210
     Transfer Agent Fees                                    68,308            26,412           11,705            11,383
     Printing Fees                                          84,851            62,300           20,743            19,217
     Directors' Fees                                        30,558            21,388            8,282             3,279
     Registration and Filing Fees                           32,816            31,620           16,682            22,115
     Distribution Fees                                      43,998            28,095            5,784             4,178
     Insurance and Other Expenses                           19,358            15,032           11,367            11,498
                                                        ----------        ----------         --------          --------
       Total Expenses                                      817,659           402,060          162,591           132,188
                                                        ----------        ----------         --------          --------
Waiver of Investment Advisory Fees                        (112,512)         (107,747)         (22,260)          (10,668)
Reimbursement of Other Expenses by Advisor                      --           (68,331)         (87,496)          (91,752)
                                                        ----------        ----------         --------          --------
NET EXPENSES                                               705,147           225,982           52,835            29,768
                                                        ----------        ----------         --------          --------
NET INVESTMENT INCOME (LOSS)                               202,592           139,106          250,162           192,522
                                                        ----------        ----------         --------          --------
Net Realized Gain (Losses) on:
   Investments                                          15,212,614         1,081,419           (4,998)              852
   Written Options                                      (1,990,827)           (3,936)        (198,758)               --
   Futures                                                (261,951)           82,683           26,340             3,848
                                                        ----------        ----------         --------          --------
Total Net Realized Gain                                 12,959,836         1,160,166         (177,416)            4,700
                                                        ----------        ----------         --------          --------
Change in Unrealized Appreciation/Depreciation:
   Investments                                            (886,538)        3,053,993           74,026            36,465
   Written Options                                         (86,084)            5,766           14,443                --
   Futures                                                  17,425           160,199           11,236             3,915
                                                        ----------        ----------         --------          --------
Net Change in Unrealized Appreciation on Investments      (955,197)        3,219,958           99,705            40,380
                                                        ----------        ----------         --------          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS         12,004,639         4,380,124          (77,711)           45,080
                                                        ----------        ----------         --------          --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $12,207,231        $4,519,230         $172,451          $237,602
                                                        ----------        ----------         --------          --------
                                                        ----------        ----------         --------          --------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

ANALYTIC FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended December 31, 1998 and December 31, 1997

                                                                         ------------------------      --------------------------
                                                                                ANALYTIC                      ANALYTIC
                                                                            DEFENSIVE EQUITY               ENHANCED EQUITY
                                                                                  FUND                          FUND
                                                                         ------------------------      -------------------------
                                                                          1/1/98         1/1/97         1/1/98          1/1/97
                                                                            to             to             to              to
                                                                         12/31/98       12/31/97       12/31/98        12/31/97
                                                                         --------       ---------      --------        --------
INVESTMENT ACTIVITIES:
   Net Investment Income                                              $  202,592      $  393,089     $  139,106      $  59,053
   Net Realized Gain (Loss) from Security Transactions                12,959,836      11,003,126      1,160,166        843,101
   Net Change in Unrealized Appreciation (Depreciation) on Investments  (955,197)     (2,307,869)     3,219,958        267,769
                                                                      ----------      ----------     ----------      ---------
   Net Increase (Decrease) in Net Assets Resulting from Operations    12,207,231       9,088,346      4,519,230      1,169,923
                                                                      ----------      ----------     ----------      ---------
   Distributions to Shareholders From:
   Net Investment Income                                                (202,592)       (393,089)      (139,106)       (59,053)
   In Excess of Net Investment Income                                    (16,547)         (5,591)       (11,348)        (4,391)
   Net Realized Gains from Security Transactions                     (14,197,773)    (10,854,215)    (1,552,303)      (843,101)
   In Excess of net Realized Gains                                            --              --             --        (10,895)
                                                                      ----------      ----------     ----------      ---------
   Total Distributions                                               (14,416,912)    (11,252,895)    (1,702,757)      (917,440)
                                                                      ----------      ----------     ----------      ---------
   Capital Share Transactions:
   Shares Issued                                                      23,440,046       6,552,231     37,872,222      5,881,889
   Shares Issued upon Reinvestment of  Distributions                  14,214,749      10,959,522      1,625,000        892,423
   Shares Redeemed                                                   (25,709,722)    (21,545,351)   (15,756,019)    (3,214,594)
                                                                      ----------      ----------     ----------      ---------
   Increase (Decrease) in Net Assets Derived from Capital
      Share Transactions                                              11,945,073      (4,033,598)    23,741,203      3,559,718
                                                                      ----------      ----------     ----------      ---------
   Total Increase (Decrease) in Net Assets                             9,735,392      (6,198,147)    26,557,676      3,812,201
                                                                      ----------      ----------     ----------      ---------
NET ASSETS:
   Beginning of Period                                                46,285,657      52,483,804      7,330,842      3,518,641
                                                                      ----------      ----------     ----------      ---------
   End of Period                                                     $56,021,049     $46,285,657    $33,888,518     $7,330,842
                                                                      ----------      ----------     ----------      ---------
                                                                      ----------      ----------     ----------      ---------
SHARES ISSUED AND REDEEMED(1):
   Shares Issued                                                       1,712,065         443,330      3,775,473        668,511
   Shares Issued upon Reinvestment of  Distributions                   1,359,489         880,736        161,494        105,607
   Shares Redeemed                                                    (2,040,891)     (1,421,408)    (1,698,955)      (378,176)
                                                                      ----------      ----------     ----------      ---------
   Net Increase in Shares Outstanding                                  1,030,663         (97,341)     2,238,012        395,941
                                                                      ----------      ----------     ----------      ---------
                                                                      ----------      ----------     ----------      ---------

                                                                        -----------------------        ----------------------
                                                                               ANALYTIC                       ANALYTIC
                                                                          MASTER FIXED INCOME           SHORT-TERM GOVERNMENT
                                                                                 FUND                           FUND
                                                                        -----------------------        ----------------------
                                                                         1/1/98         1/1/97          1/1/98         1/1/97
                                                                           to             to              to             to
                                                                        12/31/98       12/31/97        12/31/98       12/31/97
                                                                        --------       --------        --------       --------
INVESTMENT ACTIVITIES:
   Net Investment Income                                               $  250,162    $1,313,223      $  192,522      $  51,472
   Net Realized Gain (Loss) from Security Transactions                   (177,416)      936,018           4,700         (3,860)
   Net Change in Unrealized Appreciation (Depreciation) on Investments     99,705       (65,767)         40,380          2,655
                                                                       ----------    ----------      ----------      ---------
   Net Increase (Decrease) in Net Assets Resulting from Operations        172,451     2,183,474         237,602         50,267
                                                                       ----------    ----------      ----------      ---------
   Distributions to Shareholders From:
   Net Investment Income                                                 (250,162)   (1,311,868)       (192,522)       (51,472)
   In Excess of Net Investment Income                                        (302)           --          (3,485)          (184)
   Net Realized Gains from Security Transactions                          (30,480)     (936,018)             --             --
   In Excess of net Realized Gains                                             --       (46,569)             --             --
                                                                       ----------    ----------      ----------      ---------
   Total Distributions                                                   (280,944)   (2,294,455)       (196,007)       (51,656)
                                                                       ----------    ----------      ----------      ---------
   Capital Share Transactions:
   Shares Issued                                                        2,574,096     7,587,121       2,550,601      3,777,511
   Shares Issued upon Reinvestment of  Distributions                      245,226     1,166,897         174,351         50,743
   Shares Redeemed                                                     (3,468,172)  (31,857,016)       (484,860)    (1,856,900)
                                                                       ----------    ----------      ----------      ---------
   Increase (Decrease) in Net Assets Derived from Capital
      Share Transactions                                                 (648,850)  (23,102,998)      2,240,092      1,971,354
                                                                       ----------    ----------      ----------      ---------
   Total Increase (Decrease) in Net Assets                               (757,343)  (23,213,979)      2,281,687      1,969,965
                                                                       ----------    ----------      ----------      ---------
NET ASSETS:
   Beginning of Period                                                  5,711,560    28,925,539       2,977,544      1,007,579
                                                                       ----------    ----------      ----------      ---------
   End of Period                                                       $4,954,217    $5,711,560      $5,259,231     $2,977,544
                                                                       ----------    ----------      ----------      ---------
                                                                       ----------    ----------      ----------      ---------
SHARES ISSUED AND REDEEMED(1):
   Shares Issued                                                          257,174       642,486         253,112        378,996
   Shares Issued upon Reinvestment of  Distributions                       24,619       114,359          17,334          5,213
   Shares Redeemed                                                       (347,983)   (2,675,138)        (48,498)      (186,250)
                                                                       ----------    ----------      ----------      ---------
   Net Increase in Shares Outstanding                                     (66,190)   (1,918,293)        221,948        197,960
                                                                       ----------    ----------      ----------      ---------
                                                                       ----------    ----------      ----------      ---------

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) 1997 shares issued and redeemed have been restated to reflect the conversion exchange ratios on the dates of the reorganizations.

The accompanying notes are an integral part of the financial statements.

                                    20 & 21

ANALYTIC FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
Ended December 31

                 Net                                                              Distributions                   Distributions
                Asset              Net         Realized and      Distributions      in excess       Distributions   in excess
                Value          Investment       Unrealized         from Net          of net             from         of net
              Beginning          Income      Gains or (Losses)    Investment       Investment          Capital       Capital
              of Period          (Loss)        on Securities        Income           Income             Gains         Gains
------------------------------------------------------------------------------------------------------------------------------------
------------------------------
ANALYTIC DEFENSIVE EQUITY FUND
------------------------------
  1998 (2)     $12.41            $0.05             $3.05            $(0.05)           --               $(3.69)        --
  1997          13.71             0.12              2.49             (0.12)           --                (3.79)        --
  1996          12.64             0.19              1.78             (0.19)           --                (0.71)        --
  1995          10.60             0.23              2.04             (0.23)           --                --            --
  1994          11.40             0.30             (0.02)            (0.30)           --                (0.78)        --

-----------------------------
ANALYTIC ENHANCED EQUITY FUND
-----------------------------
  1998 (1)      $8.43            $0.06             $3.07            $(0.06)          $(0.01)           $(0.59)        --
  1997           7.43             0.09              2.12             (0.09)           (0.01)            (1.10)       $(0.01)
  1996           7.95             0.13              1.69             (0.13)           --                (2.20)        (0.01)
  1995           6.04             0.14              1.98             (0.14)           --                (0.07)        --
  1994           6.23             0.17             (0.19)            (0.17)           --                --            --

---------------------------------
ANALYTIC MASTER FIXED INCOME FUND
---------------------------------
  1998 (1)     $10.00            $0.54            $(0.14)           $(0.54)           --               $(0.05)        --
  1997          11.62             0.67              0.46             (0.67)           --                (1.98)       $(0.10)
  1996          11.78             0.66             (0.01)            (0.66)           --                (0.14)        (0.01)
  1995          10.75             0.69              1.03             (0.69)           --                --            --
  1994          11.61             0.72             (0.85)            (0.72)           --                (0.01)        --

-----------------------------------
ANALYTIC SHORT-TERM GOVERNMENT FUND
-----------------------------------
  1998 (1)      $9.97            $0.59             $0.14            $(0.59)          $(0.01)            --            --
  1997           9.99             0.56             (0.02)            (0.56)           --                --            --
  1996          10.14             0.63             (0.10)            (0.67)           --                --            --
  1995           9.70             0.57              0.44             (0.57)           --                --            --
  1994          10.19             0.49             (0.49)            (0.49)           --                --            --


                                                                                                              Ratio
                                                                                    Ratio                     of Net
                                                                                   of Net        Ratio      Investment
                              Net                          Net                   Investment   of Expenses  Income (Loss)
                             Asset                       Assets        Ratio       Income     to Average    to Average
             Return          Value                         End      of Expenses    (Loss)     Net Assets    Net Assets    Portfolio
               of             End           Total       of Period   to Average   to Average   (Excluding    (Excluding    Turnover
             Capital       of Period       Return         (000)     Net Assets   Net Assets    Waivers)      Waivers)       Rate
------------------------------------------------------------------------------------------------------------------------------------
------------------------------
ANALYTIC DEFENSIVE EQUITY FUND
------------------------------
  1998 (2)      --            $11.77          28.89%      $56,021        1.38%         0.40%       1.60%          0.18%     299.28%
  1997          --             12.41          19.11%       46,286        1.30%         0.75%       1.30%          0.75%      75.41%
  1996          --             13.71          15.66%       52,484        1.23%         1.43%       1.34%          1.32%      43.17%
  1995          --             12.64          21.52%       42,648        1.22%         1.87%       1.38%          1.71%      32.37%
  1994          --             10.60           2.47%       48,254        1.10%         3.45%       1.10%          3.45%      48.71%

-----------------------------
ANALYTIC ENHANCED EQUITY FUND
-----------------------------
  1998 (1)      --            $10.90          37.82%      $33,889        1.26%         0.78%       2.25%         (0.21)%    297.36%
  1997          --              8.43          29.86%        7,331        1.00%         1.17%       2.24%         (0.07)%    189.39%
  1996          --              7.43          22.95%        3,519        0.91%         1.53%       1.51%          0.93%     179.47%
  1995          --              7.95          35.36%        2,318        0.50%         2.02%       1.33%          1.19%      10.15%
  1994          --              6.04          (0.37)%       1,511        0.24%         3.24%       1.35%          2.13%      24.75%

---------------------------------
ANALYTIC MASTER FIXED INCOME FUND
---------------------------------
  1998 (1)      --            $ 9.81           3.80%      $ 4,954        1.07%         5.06%       3.29%          2.84%      98.26%
  1997          --             10.00          10.04%        5,712        0.90%         5.60%       1.09%          5.41%      39.98%
  1996          --             11.62           5.69%       28,926        0.72%         5.66%       0.97%          5.41%      21.95%
  1995          --             11.78          16.43%       24,868        0.69%         5.99%       1.03%          5.65%      31.82%
  1994          --             10.75          (1.04)%       6,155        0.60%         7.16%       1.17%          6.59%      44.30%

-------------------------------
ANALYTIC SHORT-TERM GOVERNMENT
-------------------------------
  1998 (1)      --            $10.10           7.10%      $ 5,259        0.84%         5.43%       3.73%          2.54%      25.19%
  1997          --              9.97           5.54%        2,978        0.60%         5.57%       7.78%         (1.61)%     33.50%
  1996          (0.01)          9.99           5.28%        1,008        0.56%         5.99%       0.76%          5.79%      31.48%
  1995          --             10.14          10.65%       27,880        0.50%         5.76%       0.82%          5.44%      10.15%
  1994          --              9.70           0.00%       24,481        0.45%         5.37%       0.85%          4.97%       3.21%

1 The information set forth in this table for the periods prior to July 27, 1998 is the financial data of the Enhanced Equity Fund, Master Fixed Income Fund and Short-Term Government Fund, series of a predecessor company, The Analytic Series Fund, Inc. Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund and Analytic Short-Term Government acquired the assets and assumed the liabilities of the Enhanced Equity Fund, Master Fixed Income Fund and Short-Term Government Fund of The Analytic Series Fund, Inc. on July 27, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratios on the date of reorganization as follows: 0.61425 for the Analytic Enhanced Equity Fund, 1.1312 for the Analytic Master Fixed Income Fund and 1.0162 for the Analytic Short-Term Government Fund.

2 The information set forth in this table for the periods prior to August 31, 1998 is the financial data of the the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. Analytic Defensive Equity Fund acquired the assets and assumed the liabilities of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. on August 31, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 0.95328 on the date of reorganization for the Analytic Defensive Equity Fund.

Amounts designated as- are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                    22 & 23

ANALYTIC FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
As of December 31, 1998

1. ORGANIZATION

PBHG Advisor Funds, Inc. (the Company), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seventeen series: the PBHG Advisor Core Value Fund (the "Core Value Fund"), the PBHG Advisor Value Opportunities Fund (the "Value Opportunities Fund"), the PBHG Advisor New Contrarian Fund (the "New Contrarian Fund"), the PBHG Advisor REIT Fund (the "REIT Fund"), the PBHG Advisor Large Cap Concentrated Fund (the "Large Cap Concentrated Fund"), the PBHG Advisor Growth II Fund (the "Growth II Fund"), the PBHG Advisor New Opportunities Fund (the "New Opportunities Fund"), the PBHG Advisor Global Technology & Communications Fund (the "Global Technology & Communications Fund"), the PBHG Advisor Blue Chip Growth Fund (the "Blue Chip Growth Fund"), the PBHG Advisor Growth Opportunities Fund (the "Growth Opportunities Fund"), the PBHG Advisor Enhanced Equity Fund (the "Enhanced Equity Fund"), the PBHG Advisor Trend Fund (the "Trend Fund") and the PBHG Advisor Defensive Equity Fund (the "Defensive Equity Fund"), (collectively referred to as the "Equity Funds"), the PBHG Advisor Master Fixed Income Fund (the "Master Fixed Income Fund"), the PBHG Advisor High Yield Fund (the "High Yield Fund"), the PBHG Advisor Cash Reserves Fund (the "Cash Reserves Fund"), and the PBHG Advisor Short-Term Government Fund (the "Short-Term Government Fund") (each a "Fund" and, collectively, the "Funds"). As of December 31, 1998, the Value Opportunities Fund, the New Contrarian Fund, the Reit Fund, the Growth II Fund, the Global Technology & Communications Fund, the Growth Opportunities Fund, the Trend Fund and the High Yield Fund had not commenced operations. The Blue Chip Growth Fund, Cash Reserves Fund and the Large Cap Concentrated Fund commenced operations on June 30, 1998 and ceased operations on or before December 31, 1998. The financial statements presented herein do not include the Core Value Fund or New Opportunities Fund which are presented separately. Each of the Funds has distinct investment objectives and policies that are described in the prospectus. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

Effective December 31, 1998, the PBHG Advisor Defensive Equity Fund, the PBHG Advisor Enhanced Equity Fund, the PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Short-Term Government Fund changed their names to Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund and Analytic Short-Term Government Fund respectively.



(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

DERIVATIVE FINANCIAL INSTRUMENTS -- Each Fund may utilize various call option, put option and financial futures strategies in pursuit of its objective. These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by the fund to reduce the volatility of the currency exposure associated with foreign securities, or an an efficient means of adjusting exposure to stock and bond markets, and not for speculation. The portfolios will only write covered call and cash secured put options on common stock or stock indices.

SECURITY VALUATION -- Investment securities of the Equity Funds that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of the primary exchange (currently 4:00 p.m. Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

WRITTEN OPTION ACCOUNTING PRINCIPLES -- When a covered put or call option is written in a portfolio, an amount equal to the premium received by the portfolio is included in the portfolio's statement of assets and liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realized a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

When a portfolio writes a covered put option, cash equal to the exercise price is placed in an interest-bearing escrow account to collateralize the outstanding put option. When a put option expires, or if the portfolio enters into a closing purchase transaction, the portfolio will realize a gain or loss on the option transaction, the cash is released from escrow, and the liability related to such option is extinguished. When a put option is exercised, the portfolio uses the cash in escrow to purchase the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respectiveholding periods. Acquisition discounts and premiums are accreted and amortized to maturity using a method which approximates the effective interest method.

DIVIDENDS -- Dividends from net investment income for the Equity Funds are declared annually, if available. Dividends from net investment income for the Master Fixed Income Fund and the Short-Term Government Fund are declared daily and paid monthly. Distributions of net realized capital gains, for all funds, are generally made to shareholders annually. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes, and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

ANALYTIC FUNDS
--------------------------------------------------------------------------------

At December 31, 1998 the Analytic Funds had the following unused capital loss carryforwards. These realized losses are intended to be used to offset future net capital gains, to the extent provided by regulations through the following expiration dates:

                             2001    2002    2003     2004    2005
                           ------- ------- -------- -------- ------
Short-Term Government Fund $17,718 $57,661 $257,536 $444,657 $3,860

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees and transfer agent fees, are borne directly by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.



(3) INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average net assets of the Enhanced Equity and Defensive Equity Funds; 0.45% of the average net assets of the Master Fixed Income Fund; and 0.30% of the average net assets of the Short-Term Government Fund.

Analytic Investors, Inc. (formerly Pilgrim Baxter Analytic Investors, Inc.) serves as the sub-adviser to the Enhanced Equity, Defensive Equity, Master Fixed Income, and Short-Term Government Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Analytic Investors, Inc. is entitled to receive, from the amounts received by the Adviser, a sub-advisory fee with respect to the average daily net assets of each such Fund that is computed daily and paid monthly at annual rates of 0.40%, 0.40%, 0.25%, and 0.10%, respectively. Analytic Investors, Inc. receives no fees directly from the Enhanced Equity, Defensive Equity, Master Fixed Income, and Short-Term Government Funds.

In the interest of limiting the expenses of the Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the Defensive Equity Fund and Enhanced Equity Fund; 0.67% of the Master Fixed Income Fund; and 0.52% of the Short-Term Government Fund. The expenses subject to such limitation are those that are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages listed above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the above specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

At December 31, 1998, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:
Defensive Equity Fund     $112,512
Enhanced Equity Fund      $106,882
Master Fixed Income Fund   $32,957
Short-Term Government Fund $35,588

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Funds with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Funds.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Corporation, is the owner of all beneficial interest in SEI Investments Mutual Fund Services (the "Sub-Administrator"). The
Sub-Administrator assists the Administrator in providing administrative services to the Funds.

PBHG Fund Distributors, a wholly owned subsidiary of the Adviser, provides the Funds with distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agent agreement with the Funds. PBHG Fund Services provides shareholder support and other shareholder account-related services with assistance from UAM Shareholder Service Center, Inc. First Union National Bank serves as the custodian for the Funds.

The Funds have adopted Distribution Plans (the "12b-1 Plan") for those Funds offering Class A and B shares. The Plan provides for the payment by the Funds to the Distributor of up to 0.35% of each Fund's average net assets attributable to Class A shares and up to 1.00% for Class B shares. The Funds' directors have determined that payments under the 12b-1 distribution plan for Class A shares will currently be limited to 0.25%. Class I shares are not subject to 12b-1 fees.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor receive no compensation from the Fund for their services.

ANALYTIC FUNDS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
As of December 31, 1998

Reorganization

On February 20, 1998, the Board of Directors of the Fund and the Board of Trustees of The Analytic Series Fund, Inc. approved an Agreement and Plan of Reorganization to reorganize the Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio, and Analytic Short-Term Government Portfolio into the Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund and Analytic Short-Term Government Fund, respectively. This reorganization was approved by the shareholders of each of the Analytic Series Funds at a special meeting held on April 28, 1998. The following were the results of the vote:

               --------------- ------------- ---------------
               Enhanced Equity  Master Fixed    Short-Term
                    Fund         Income Fund  Government Fund
                Shares Voted:   Shares Voted:  Shares Voted:
               ---------------  ------------- ---------------
   For             427,870        320,815         272,385
   Against           5,411          4,832              --
   Abstain           7,637             --              --
               ---------------  ------------- ---------------
   Total           440,918        325,647         272,385

The reorganization was completed on July 27, 1998 with all of the property and assets of the Analytic Series Fund transferred to the corresponding Analytic Fund. Upon the transfer, the Analytic Fund issued Class A shares of the voting common stock. The portfolios of the Analytic Series Fund are accounting survivors for financial reporting purposes.

On June 4, 1998, the Board of Directors of the Fund and Board of Trustees of Analytic Optioned Equity Fund, Inc. approved an Agreement and Plan of reorganization to reorganize the Defensive Equity Portfolio into the Analytic Defensive Equity Fund. This reorganization was approved by the shareholders of the Analytic Optioned Equity Fund, Inc. at a special meeting held on June 28, 1998. The following were the results of the vote:

               ---------------
               Defense Equity
                    Fund
                Shares Voted:
               ---------------
   For           2,064,563
   Against         172,052
   Abstain          70,928
               ---------------
   Total         2,307,543

The reorganization was completed on August 31, 1998 with all of the property and assets of the Analytic Optioned Equity Fund transferred to the Analytic Defensive Equity Fund. Upon the transfer, the Analytic Fund issued Class A shares of the voting common stock. The Analytic Optioned Equity Fund is the accounting survivor for financial reporting purposes.



(4) INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments for the funds for the year ended December 31, 1998 were as follows:

                             PURCHASES           SALES
                           --------------    --------------
Defensive Equity Fund      $215,618,305       $151,136,953
Enhanced Equity Fund         74,188,288         47,750,125
Master Fixed Income Fund      3,399,179          3,429,995
Short-Term Government Fund    1,236,529            850,388


The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for Federal income tax purposes at December 31, 1998 are as follows:

                                                                  TOTAL COST
                                                      NET       OF SECURITIES
                                                  UNREALIZED     FOR FEDERAL
                      UNREALIZED    UNREALIZED   APPRECIATION/    INCOME TAX
                     APPRECIATION  DEPRECIATION (DEPRECIATION)     PURPOSES
                     ------------  ------------ --------------  -------------
Defensive Equity Fund $8,900,435   $(1,171,121)   $7,729,314      $48,114,233
Enhanced Equity Fund   3,983,263      (439,198)    3,544,065       30,282,631
Master Fixed
   Income Fund           117,518       (12,439)      105,079        4,753,016
Short-Term
   Government Fund        36,727        (5,637)       31,090        5,172,960



(5) WRITTEN OPTION CONTRACTS

The Fund trades written option contracts with off-balance sheet risk in the normal course of its investment activities in order to manage exposure to market risks such as interest rates. The contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Transactions in option contracts written in the Defensive Equity Fund were as follows:

                                       NUMBER OF
                                       CONTRACTS       PREMIUMS
                                      ------------  --------------
Outstanding at December 31, 1997         3,258        $  570,334
Options written                         14,087        10,464,643
Options terminated in closing purchase
   transactions                        (10,280)       (7,917,116)
Options expired                         (6,129)       (2,243,705)
Options exercised                         (531)         (104,647)
                                       --------      ------------
Outstanding at December 31, 1998           405         $ 769,509
                                       --------      ------------
                                       --------      ------------

Transactions in option contracts written in the Enhanced Equity Fund were as follows:

                                       NUMBER OF
                                       CONTRACTS       PREMIUMS
                                      ------------  --------------
Outstanding at December 31, 1997             5     $  20,234
Options written                              5        20,234
Options terminated in closing purchase
   transactions                            (10)      (40,468)
                                       --------   ------------
Outstanding at December 31, 1998             0             0
                                       --------   ------------


Transactions in option contracts written in the Master Fixed Income Fund were as follows:

                                       NUMBER OF
                                       CONTRACTS       PREMIUMS
                                      ------------  --------------
Outstanding at December 31, 1997           176     $  70,262
Options written                          3,545       615,715
Options terminated in closing purchase
   transactions                         (2,510)     (504,461)
Options expired                           (611)      (96,307)
Options exercised                         (177)      (38,923)
                                        --------   -----------
Outstanding at December 31, 1998           423     $  46,286
                                        --------   -----------
                                        --------   -----------

ANALYTIC FUNDS
--------------------------------------------------------------------------------

(6) FUTURES CONTRACTS

Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a fund is required to make a deposit of a portion of the initial margin with its custodian in a segregated account, in addition, the fund will deposit securities with the broker for the remainder of the margin requirement. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed . When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction.

The following Funds had futures contracts open as of December 31, 1998.

                      NUMBER
CONTRACT                OF       TRADE  SETTLEMENT UNREALIZED
DESCRIPTION          CONTRACTS   PRICE     MONTH   GAIN/(LOSS)
                     ---------   -----  ---------- -----------
Enhanced Equity Fund
S&P 500                10    $1,175.85  March 1999  $174,125
                                                    --------
                                                    --------

Master Fixed
   Income Fund
U.S. Long Bond         (5)     $129.76  March 1999   $ 9,856
U.S. 10 Year Note      16       120.16  March 1999   (16,160)
U.S. 5 Year Note      (30)      114.22  March 1999    25,950
U.S. 2 Year Note       16       106.02  March 1999    (8,410)
                                                    --------
                                                    $ 11,236
                                                    --------
                                                    --------
Short-Term
   Government Fund
U.S. Long Bond         (2)     $129.77  March 1999   $ 3,949
U.S. 10 Year Note       6       120.16  March 1999    (6,000)
U.S. 5 Year Note      (10)      114.22  March 1999     8,750
U.S. 2 Year Note        6       106.02  March 1999    (3,154)

British Pound           1       165.60  March 1999        40
Canadian Dollar        (1)       65.21  March 1999         0
Deutsche Mark          (1)       59.98  March 1999      (273)
Swiss Franc            (1)       73.80  March 1999       603
                                                    --------
                                                     $ 3,915
                                                    --------
                                                    --------


(7) LINE OF CREDIT

Each Fund may borrow, an amount up to its prospectus defined limitations, from a committed line of credit available to (i) the Fund and (ii) PBHG Funds, Inc. and
(iii) PBHG Insurance Series Fund, Inc. Draws on the line of credit will bear interest at the Federal Funds Rate plus 0.40%. As of December 31, 1998, none of the Funds had an outstanding borrowing. Listed below is the Fund which had outstanding balances during the year ended December 31, 1998.

                        MAXIMUM      AVERAGE   DAILY WEIGHTED
                        AMOUNT     OUTSTANDING     AVERAGE
                       BORROWED      BALANCE    INTEREST RATE
                      ----------   ----------- ---------------
ENHANCED EQUITY FUND  $3,500,000     $77,808        5.90%

ANALYTIC FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (unaudited)


For shareholders that do not have a December 31, 1998 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 1998 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 1998, each portfolio is designating the following items with regard to distributions paid during the year as follows:

                                         LONG TERM
                                        (20% RATE)      ORDINARY
                                       CAPITAL GAINS      INCOME     TAX-EXEMPT      TOTAL      QUALIFYING
FUND                                   DISTRIBUTIONS  DISTRIBUTIONS   INTEREST   DISTRIBUTIONS DIVIDENDS(1)
------------------------------------------------------------------------------------------------------------
Analytic Defensive Equity Fund ..........   0%            100%            0%         100%           100%
Analytic Enhanced Equity Fund ...........   0%            100%            0%         100%           100%
Analytic Fixed Income Fund ..............   0%            100%            0%         100%             0%
Analytic Short Term Government Fund .....   0%            100%            0%         100%             0%

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                 ANALYTIC FUNDS


P.O. Box 419534
Kansas City, MO 64141-6534

Investment Adviser:
Pilgrim Baxter & Associates, Ltd.

Investment Sub-Adviser:
Analytic Investors, Inc.

Distributor
PBHG Fund Distributors

To open an account, receive account information or request literature call 1-800-433-0051
                                                                BD-Analytic 1998